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                                                                   EXHIBIT 10.66

                                                                [CONFORMED COPY]



                                 AMENDMENT NO. 2
                                       TO
                        PREFERRED SHARES RIGHTS AGREEMENT

     THIS AMENDMENT NO. 2 TO PREFERRED SHARES RIGHTS AGREEMENT dated as of September 14, 1998 (this "Amendment") is made between CATALYST SEMICONDUCTOR, INC., a Delaware corporation (the "COMPANY"), and BANKBOSTON, N.A., a national banking association, formerly known as a The First National Bank of Boston, as rights agent (the "RIGHTS AGENT").

                                    RECITALS

     A. The Company and the Rights Agent are parties to a Preferred Shares Rights Agreement dated as of December 3, 1996 as amendmended by Amendment No. 1 thereto dated as May 22, 1998 (the "RIGHTS AGREEMENT").

     B. Elex N.V. ("ELEX") previously purchased 1,500,000 shares of Common Stock from the Company. Elex and the Company are entering into a Common Stock Purchase Agreement (the "PURCHASE AGREEMENT") pursuant to which the Company will issue and Elex will purchase up to 8,000,000 shares of Common Stock of the Company (the "INVESTMENT"). The Board of Directors of the Company has authorized and approved the Purchase Agreement and the transactions contemplated thereby.

     C. Pursuant to Section 27 of the Rights Agreement, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable to reflect the foregoing and the Company and the Rights Agent desire to evidence such amendment in writing.

     NOW, THEREFOR, the parties hereto agree as follows:

          1. Amendment of Section 1(a). Section 1(a) of the Rights Agreement is amended to add the following sentence at the end thereof:

          "Notwithstanding anything in this Rights Agreement to the contrary, Elex N.V. ("ELEX") shall not be deemed to be an Acquiring Person solely by virtue of the announcement, occurrence or continuance of (i) the execution of the Common Stock Purchase Agreement dated as of May 26, 1998 between Elex and the Company (the "PURCHASE AGREEMENT"), (ii) the execution of the Common Stock Purchase Agreement dated as of September 14, 1998 between Elex and the Company (the "SECOND PURCHASE AGREEMENT"), (iii) the issuance to Elex of 1,500,000 shares of Common Stock of the Company in accordance with the terms of the Purchase Agreement and up to 8,000,000 shares of Common Stock of the Company in accordance with the terms of the Second Purchase Agreement (collectively, the "PERMITTED SHARES"), (iv) the consummation of any and all

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          other transactions contemplated by the Purchase Agreement and the
          Second Purchase Agreement, or (iv) Elex holding the Permitted Shares; provided, however, that if Elex and its Affiliates, at any time after consumation of the transactions contemplated by the Second Purchase Agreement and the issuance of all the Permitted Shares, collectively shall be or become the Beneficial Owner of shares of Common Stock of the Company other than the Permitted Shares, then Elex's exemption from being deemed an Acquiring Person contained in this sentence shall not be applicable.

          2. Effectiveness. This Amendment shall be deemed effective as of September 14, 1998 as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

          3. Miscellaneous. This Amendment shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                         [REMAINDER OF PAGE LEFT BLANK]

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     IN WITNESS WHEREOF the undersigned have executed this Amendment No. 2 to the Rights Agreement as of the date first above written.

                                       CATALYST SEMICONDUCTOR, INC.


                                       By: /s/ Radu M. Vanco
                                           --------------------------------
                                           Radu M. Vanco
                                           President

ATTEST:


/s/Thomas E. Gay III
--------------------------------
   Thomas E. Gay III
   Vice President and
   Chief Financial Officer


                                       BANKBOSTON N.A.


                                       By: /s/ Carol Mulvey-Eori
                                          --------------------------------
                                          Name:   Carol Mulvey-Eori
                                          Title:  Administration Manager

ATTEST:



/s/ Jeff Seiders
--------------------------------
Name:   Jeff Seiders
Title:  Senior Account Administrator



                     [SIGNATURE PAGE TO AMENDMENT NO.1 TO
                       PREFERRED SHARES RIGHTS AGREEMENT]